UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2004

LSI LOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-11674	94-2712976

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1621 Barber Lane
Milpitas, California 95035

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:
(408) 433-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 13, 2004, the Registrant issued a news release regarding its expected financial results for the fiscal quarter ending October 3, 2004. A copy of the news release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Use of Non-GAAP Financial Information

LSI Logic has referenced non-GAAP financial information in the news release. LSI Logic management believes that the results of operations excluding special items presented herein for the three months ending October 3, 2004, provide useful information to investors regarding results of operations, as they exclude charges, expenses, gains and losses that are not directly related to the ongoing business results and/or stem from purchase business combinations. These business results are used by management for evaluating historical performance in addition to being used for the Company’s forecasting and planning for future periods. Restructuring of operations, acquisition related amortization and other special items are examples of charges that are not directly related to the Company’s ongoing business and/or stem from purchase business combinations.

Anticipated results of operations excluding special items for the period presented are provided for illustrative purposes only and should be read in conjunction with the comparable information presented in accordance with generally accepted accounting principles in the United States and the Company’s most recent annual report on Form 10-K for the twelve months ended December 31, 2003.

Safe Harbor for Forward Looking Statements

This filing and the news release include preliminary financial estimates and forward-looking statements, which include the following: the company’s updated estimates of revenues, earnings per share and gross margin for the third quarter of 2004; the ability of LSI Logic’s customers to work down inventory; forecasts of the resumption of revenue growth in the fourth quarter; anticipation of steady growth in design wins for the RapidChip Platform ASIC product leading to higher volume production in 2005. These forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause LSI Logic’s actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to: receipt of additional information impacting the company’s third quarter results; further analysis of revenues and expenses for the third quarter; further information impacting the fourth quarter revenues and expenses of LSI Logic; the strength of the global semiconductor industry and the timing and volumes of customer demand. For additional information, readers are referred to the risk factors contained in the documents filed by LSI Logic with the SEC, and specifically the most recent reports on Form 10-K, 10-Q and 8-K.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1*      LSI Logic Corporation News Release issued September 13, 2004.

*Furnished, not filed

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI LOGIC CORPORATION a Delaware Corporation
Dated: September 14, 2004	By:	/s/ David G. Pursel
David G. Pursel
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of News Release dated September 13, 2004